The Realty Majors Portfolio
The Equity Investor Fund Cohen & Steers Realty Majors" Portfolio is a Defined Asset Fund' with investments in many of the leading Real Estate Investment Trusts ("REITs") in the U.S. The Portfolio is broadly diversified by both geographic region and property type and is designed to provide a total investment return from both current income and the potential for capital appreciation.
Investment Overview

The Cohen & Steers Realty Majors portfolio posted strong absolute and relative returns in the third quarter as REIT share prices continued to outperform nearly every major market average. These returns were driven by strong growth in REIT earnings reflecting the continued health of most major property markets. Wall Street analysts in fact adjusted REIT earnings estimates upward for the remainder of the year, which is in contrast to the downward revisions affecting numerous industries, including the technology sector. Looking forward, because of the long term nature of most leases, Cohen & Steers expects strong earnings growth to continue over the next several quarters as vacancy rates remain at historically low levels and demand for space is strong. Furthermore, they believe that the recent market volatility and potential for an economic slowdown could lead investors to lower their return expectations and would help emphasize the importance of both dividend yield and portfolio diversification, the hallmarks of REIT investing.

Realty Majors In the News Third Quarter 2000
  Archstone Communities Trust repurchased 17.5 million shares from Security Capital Group for $400 million in cash and mortgage notes, decreasing Security Capital's ownership in Archstone to 27%.
  Developers Diversified, through its Coventry Real Estate Partners Opportunity Fund, announced the purchase of 15 shopping centers from Burnham Pacific Properties for $355 million. In addition, a Developers Diversified affiliate was appointed as the liquidation agent for the remaining Burnham Pacific portfolio.
  Duke-Weeks Realty raised $370 million in equity by selling interests in a $790 million industrial property joint venture containing 22 million square feet.
  Equity Office Properties entered into a joint venture agreement to acquire 1301 Avenue of the Americas in New York City, a 1.8 million square foot office building, for more than $700 million. The company also issued $300 million in convertible notes.
  Equity Residential announced the acquisition of Grove Property Trust, a publicly-traded apartment REIT focused on Northeast apartments, for $461 million.
  Kimco Realty raised $77 million in a common share offering.
  Mack-Cali Realty and Prentiss Properties called off their previously announced merger. Mack-Cali simultaneously announced that it intends to sell up to $600 million of office properties in non-core markets and increase its common share repurchase plan to $150 million.

  ProLogis Trust formed the ProLogis North American Properties Fund which will own newly-developed industrial properties in certain markets throughout the U.S. The State Teachers Retirement System of Ohio will contribute $75 million of equity as lead investor in the $230 million Fund.
  Public Storage paid a special $0.60 per share cash dividend in order to meet REIT distribution requirements.
  Reckson Associates sold a 49% joint venture interest in eight New York metropolitan office properties, raising $136 million.
  Simon Property Group continued to sell non-core assets, increasing dispositions to date in 2000 to $100 million.
  Spieker Properties announced a $113 million development in Redwood Shores, CA that is expected to yield close to 20%. The company also closed $159 million in office acquisitions in Portland, OR and Morin County, CA.
  Vornado Realty Trust acquired the Los Angeles Merchandise Mart for $54 million. acquired a Chicago office building for $32 million, and also made a $62 million loan secured by interests in a Chicago office portfolio. The company also acquired a discounted loan secured by a New York commercial property portfolio.
  Second quarter 2000 Funds From Operations (Cash Flow) growth averaged 9.8% for the companies in the Realty Majors Portfolio.

Portfolio Highlights as of 9/30/00
Symbol	RMP001
Number of Holdings	27
Total Net Assets	$339 Million
NAV per Unit	$0.93827
Termination Date	April, 2001
Investment Consultant	Cohen & Steers Capital Management
Total Returns*
Past performance is no guarantee of future returns.

	THIRD QUARTER	ONE YEAR 9/30/99-9/30/00	ANNUALIZED SINCE 4/23/98
Realty Majors Portfolio	9.9%	26.9%	4.5%
Dow Jones Equity REIT Index†	8.5%	21.2%	0.7%
S&P REIT†Index	9.5%	21.9%	-1.2%
DJIA†	2.4%	4.6%	8.2%
S&P 500 Index†	-1.0%	13.3%	12.2%

*	Change in stock prices plus dividends reinvested divided by initial price. The Portfolio reflects deduction of ongoing expenses of .348 annually. While most holders purchased units without any sales charge, a 2% sales charge (not reflected in these figures) is currently deducted on secondary market purchases.
†	The Dow Jones Equity REIT Total Return Index reflects both price changes and dividend payouts of 118 equity REIT stocks. The S&P REIT Index is a capitalization weighted index of 100 REIT stocks. The Dow Jones Industrial Average is a price-weighted index of 30 large-cap common stocks chosen as representative of American industry. The S&P 500 Stock Price Composite Index (S&P 500 Index) is a capitalization weighted index of 500 large-cap common stocks. The names "Dow Jones Industrial Average" and "Dow Jones REIT Index" are the property of Dow Jones & Company, Inc. "S&P REIT Index" and S&P 500 Index" are trademarks of The McGraw-Hill Companies. Inc.

Dividend Review
Twenty-four of the Realty Majors increased their dividends by an average 23.0% since the inception of the Fund (see reverse for details).
Dividends are paid monthly or can be reinvested in additional units of the Fund.

Geographic Diversification as of 9130100	Sector Diversification as of 9130100

Dividend Changes Since Inception — 4/23/98 through 9/30/00
Twenty-four companies have announced dividend increases averaging 23.0% (since inception).
Company	New Dividend	% Change Since 4/23/98	Company	New Dividend	% Change Since 4/23/98
Public Storage, Inc.	$1.48‡	68.2%	ProLogis Trust	$1.34	17.5%
Crescent Real Estate Equities Co.	2.20	44.7	First Industrial Realty Trust, Inc.	2.48	17.0
Duke-Weeks Realty Corp.	1.72	43.3	Post Properties, Inc.	3.04	16.9
Kimco Realty Corp.	2.72	41.7	Health Care Property Investors, Inc.	2.96	15.6
Equity Office Properties Trust	1.80	40.6	Manufactured Home Communities, Inc.	1.66	14.5
Avalon Bay Communities, Inc.	2.24	33.3	Archstone Communities Trust	1.54	13.2
Reckson Associates Realty Corp.	1.54	23.2	Highwoods Properties, Inc.	2.28	11.8
Spieker Properties, Inc.	2.80	22.8	The Macerich Company	2.04	10.9
Mack-Cali Realty Corp.	2.44	22.0	Arden Realty, Inc.	1.86	10.7
Equity Residential Properties Trust	3.26	21.6	Developers Diversified Realty Corp.	1.44	9.9
Vornado Realty Trust	1.92	20.0	Nationwide Health Properties, Inc.	1.84	9.5
The Rouse Company	1.32	17.9	Taubman Centers, Inc.	0.98	4.3

The Realty Majors Portfolio as of 9/30/00

Company	Symbol	Price Per Share	Annual Dividend	Current Dividend Yield§	Market Cap. ($ in Millions)	Property Sector
Archstone Communities Trust	ASN	$24.563	$1.54	6.3%	$2,998	Apartment
Arden Realty, Inc.	ARI	26.813	1.86	6.9	1,698	Office
AvalonBay Communities, Inc.	AVB	47.688	2.24	4.7	3,177	Apartment
CarrAmerica Realty Corp.	CRE	30.250	1.85	6.1	2,028	Office
Crescent Real Estate Equities Co.	CEI	22.313	2.20	9.9	2,446	Office
Developers Diversified Realty Corp.	DDR	12.875	1.44	11.2	707	Retail
Duke-Weeks Realty Corp.	DRE	24.125	1.72	7.1	3,059	Office/Industrial
Equity Office Properties Trust	EOP	31.063	1.80	5.8	9,398	Office
Equity Residential Properties Trust	EQR	48.000	3.26	6.8	6,300	Apartment
First Industrial Realty Trust, Inc.	FR	30.750	2.48	8.1	1,191	Industrial
Frontline Capital Group||	FLCG	16.438	0.00	0.0	594	Real Estate Services
Health Care Property Investors, Inc.	HCP	29.625	2.96	10.0	1,514	Health Care
Highwoods Properties, Inc.	HIW	23.625	2.28	9.7	1,407	Office
Kimco Realty Corp.	KIM	42.250	2.72	6.4	2,587	Retail
The Macerich Company	MAC	21.250	2.04	9.6	726	Retail
Mack-Cali Realty Corp.	CLI	28.188	2.44	8.7	1,657	Office
Manufactured Home Communities, Inc.	MHC	25.000	1.66	6.6	547	Manufactured Homes
Nationwide Health Properties, Inc.	NHP	15.938	1.84	1.84	737	Health Care
Post Properties, Inc.	PPS	43.563	3.04	7.0	1,723	Apartment
ProLogis Trust	PLD	23.750	1.34	5.6	3,902	Industrial
Public Storage, Inc.	PSA	23.938	1.48‡	6.2	2,976	Self Storage
Reckson Associates Realty Corp.	RA	25.500	1.54	6.0	1,151	Office/Industrial
The Rouse Company	RSE	24.938	1.32	5.3	1,742	Retail
Simon Property Group, Inc.	SPG	23.438	2.02	8.6	3,995	Retail
Spieker Properties, Inc.	SPK	57.563	2.80	4.9	3,767	Office/Industrial
Taubman Centers, Inc.	TCO	11.563	0.98	8.5	608	Retail
Vornado Realty Trust	VNO	37.125	1.92	5.2	3,218	Office

‡	Includes $0.62 Per share special dividend declared in November 1999.
§	Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared and dividing the result by its market value as of t close of trading on September 30, 2000.
||	Formally known as Reckson Services Industries, Inc. Reckson Service Industries, Inc. was spun off from Reckson Associates Realty Corp. in June 1998.

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate due to its policy of concentration in the securities of real estate companies. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

70137IN-10/00